UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

December 6, 2007

Date of Report (Date of earliest event reported)

Active Power, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30939	74-2961657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK12

Austin, Texas 78758

(Address of principal executive offices, including zip code)

(512) 836-6464

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At a meeting held on December 6, 2007, Active Power, Inc.’s Board of Directors approved the amendment of Article VII, Sections 7.1 and 7.3(a) of Active Power’s Second Amended and Restated Bylaws in order to enable Active Power to comply with Nasdaq Stock Market Marketplace Rule 4350(1) (the “Direct Registration Rule”). The Direct Registration Rule requires Nasdaq-listed securities to be eligible for a direct registration program operated by a clearing agency registered under Section 17A of the Exchange Act on and after January 1, 2008. A direct registration program is a system for book-entry ownership of stock or other securities, in which shares are owned, recorded and transferred electronically without issuance of a physical share certificate. Because Active Power’s Bylaws previously required that each Active Power shareholder was entitled to a physical share certificate, Active Power’s Board of Directors determined that, in order for Active Power to be able to comply with the Direct Registration Rule, it was necessary and appropriate to amend Active Power’s Second Amended and Restated Bylaws to provide Active Power the authority to have uncertificated shares.

Article VII, Section 7.1 of Active Power’s Second Amended and Restated Bylaws was amended and restated to provide that the Board of Directors may provide by resolution that some or all of any or all of classes or series of Active Power’s stock may be represented by uncertificated shares, and such a resolution would not apply to shares represented by a certificate until it is surrendered. Article VII, Section 7.3(a) was amended to provide that a transfer of stock will require physical surrender of a certificate only if such stock is certificated since in the future shares may be issued in uncertificated form.

The foregoing description is qualified in its entirety by the Amendment to Second Amended and Restated Bylaws, dated December 6, 2007, a copy of which is filed as Exhibit 3.01 to this report, and which is incorporated by reference into this description.

Item 8.01. Other Events.

On December 7, 2007, Active Power issued a press release announcing that it had received notification from the United States Securities and Exchange Commission (the “SEC”) that the SEC had completed its investigation into our past stock option granting practices and is not recommending any enforcement action by the SEC against Active Power in connection with such investigation. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.01	Amendment to Second Amended and Restated Bylaws, dated December 6, 2007

99.1	Press Release dated December 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVE POWER, INC.

Date: December 7, 2007	By:	/s/ John K. Penver
John K. Penver Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.01	Amendment to Second Amended and Restated Bylaws, dated December 6, 2007

99.1	Press Release dated December 7, 2007